                                                                   Exhibit 10.17

                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO THE LEASE FOR SUITE 450, made and entered into this 20th day of August, 2000 by and between Missouri Falls Partners, an Arizona partnership, hereinafter referred to as Landlord and CSK Auto, Inc. An Arizona Corporation hereinafter referred to as Tenant.

                                   WITNESSETH

     WHEREAS Landlord and Tenant entered into that certain lease ("Lease") dated April 20th, 2000, for the premises commonly known as Suite 450 of the Missouri Falls Building, located at 645 E. Missouri Avenue, Phoenix, Arizona; and

     WHEREAS Landlord and Tenant with to amend the Lease with respect to the addition of Suite 350 and Suite 365 respectively, that certain expansion space consisting of approximately 4,868 total rentable square feet of which the pro rata share of the building is .026% (the "Expansion Space") more particularly described by the cross-hatched area on Exhibit "A" attached hereto and made a part hereof;

     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for such other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree that the said Lease shall be and is hereby amended as follows.

1. Upon the conditions set forth herein, effective from and after September 1, 2000, the Lease shall be amended so that (1) the Premises shall be increased by the Expansion Space, (2) the area of the Combined Premises of Suites 450, 365, and 350 shall be stipulated for all purposes under the Lease to contain approximately 17,304 rentable square feet and the tenant's proportionate share of the building shall now be 9.24%, and;

2. The commencement date for the Expansion Space shall be September 1, 2000, and the term shall be coterminous with the Lease to terminate on October 31, 2006.

3. The Expansion Space Monthly base rent for the term of the Lease will be as follows:

     October 1, 2000 through October 31, 2001
     $8,519.00 per month ($21.00 per rentable square foot) plus applicable taxes.

     November 1, 2001 through October 31, 2006
     From November 1, 2001 through the end of the lease term, Base Rent per square foot for the Demised Premises shall be adjusted to an amount equal to the Base Rent in effect on October 31, 2001 multiplied by the lesser of
     (I) 115%, and (ii) the Cumulative CPI Factor for the period from November 1, 1996 through October 31, 2001. There shall be no decrease in the Base Rent as a result of the adjustment contemplated by this paragraph of the Addendum.

     As used herein "Cumulative CPI Factor" shall mean a fraction, the numerator of which is the Current Number and the denominator of which is the Base Number. As used in this definition, the following capitalized terms shall mean: "Base Number" shall mean the Consumer Price Index for All Urban Consumers, United States City Average, All Items (1982-84=100), issued by the Bureau of Labor Statistics of the United States Department of Labor (hereinafter called the "Index") for the month immediately prior to the period in question; and "Current Number" shall mean the latest Index published for the last month of the period in question by the Bureau of Labor Statistics or other governmental agency then publishing the Index (or if the Index is no longer published, the index of consumer prices reasonably deemed by Landlord to be comparable to the Index), after making such adjustments as may be prescribed by the agency publishing the same or as otherwise so deemed to be required to compensate for changes subsequent to January 1, 1984 in the base, items included or method of compilation thereof.

4.   The Operating Expense Base Year for the Expansion Space will be 2000.

5. Landlord shall provide a Tenant Improvement and Architectural Allowance of Five and no one hundredths Dollars ($5.00) per square foot for improvements in the Expansion Space.

6. In consideration for the making of this Lease, Landlord and Tenant do hereby mutually agree that Landlord shall provide Tenant with eighteen (18) covered unreserved spaces throughout the term of the lease.

     Except as amended herein, all of the terms and conditions in the above defined Lease, shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease as of the date hereinabove written.

TENANT                                 LANDLORD
CSK AUTO, INC.,                        Missouri Falls Partners,
an Arizona corporation                 an Arizona Partnership
                                       By: Insignia/ESG,
                                       A Delaware corporation as Agent

By: /s/ Lon Novatt                    By: /s/ [Illegible Signature]
   ------------------------               ----------------------------
        LON B. NOVATT
Its: SENIOR VICE PRESIDENT             Its: Executive Director
    -----------------------                ---------------------------

                                  [Floor Plan]


                                          SUITE 370
                                          ---------------           [ARROW LOGO]
                                          NOT TO SCALE


drawing:             project:                                     [VJS AIA Logo]
       EXHIBIT A      MISSOURI FALLS
----------------     -------------------------
job no:               SUITE 370
                      625 EAST MISSOURI                 VICTOR JOHN SPURLOCK AIA
----------------      PHOENIX, AZ 85012                 ------------------------
date:                -------------------------          2622 East Acoma Drive
          8/9/00                                     Phoenix, Arizona 85032-4931
----------------                         602.482.3737 (voice)-602.482.3797 (fax)

                                                             [INSIGNIA/ESG LOGO]

                                BASE YEAR LEASE

DATE: April 20, 2000
     -----------------------------------

LANDLORD: Missouri Falls Partners, an Arizona Partnership
         --------------------------------------------------------

TENANT: CSK Auto, Inc. An Arizona Corporation
        ---------------------------------------------------------

I.   LEASED PREMISES

     The leased premises (the "Leased Premises") are as shown on Exhibit "A" attached hereto are further defined as Suite #450 consisting of "approximately 12,436 rentable square feet".

     Twelve thousand four hundred thirty six square feet
     ---------------------------------------------------

II.  LEASE

     The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, the Leased Premises, upon the terms and conditions set forth in this Lease (the "Lease").

III. TERM

     This Lease is for a term of seventy-eight (78) months commencing May 1, 2000 (the "Commencement Date") and terminating October 31, 2006, (the "Termination Date").

     If the Leased Premises or the Building in which the Leased Premises are located are not completed at the Commencement Date and possession of the Leased Premises is not delivered to Tenant by the Commencement Date, the Commencement Date shall be the first day of the calendar month following the delivery of the Leased Premises to Tenant. If the Leased Premises are delivered to Tenant and Tenant accepts possession on any day earlier than the Commencement Date, the rental for the interim shall be paid by Tenant on a prorata basis, but such earlier taking of possession shall not change the Termination Date of this Lease.

V.   RENTAL DEFINITIONS

     Tenant agrees to pay as base rental the amount of [See Addendum] ($)_______ per month (the "Base Rent") for each and every month of the Lease (plus any excise, privilege or sales taxes levied on the rentals or the receipt thereof, except Landlord's income tax), payable in advance, without offset or deduction, on the first day of each month commencing with the Commencement Date of the Lease.

     The Base Rent shall be subject to adjustment each calendar year to compensate for increases in Landlord's "Operating Costs" (as hereinafter defined). However, in no event, shall Tenant's Base Rent be less than the Base Rent specified herein.

     [See Addendum]

     "Operating Costs" shall be determined on an accrual basis for each calendar year by taking into account, on a consistent basis, all costs of management, maintenance, and operation of the Building, including, but not limited to the costs of cleaning, utilities, air conditioning and heating, plumbing, elevator, insurance, ground rent, landscaping costs and the cost of any capital improvements which are intended to reduce Operating Costs or improve safety, and those capital improvements made to keep the Building in compliance with governmental requirements applicable from time to time together with interest at the Prime Rate (as hereinafter defined) on the unamortized portion of such cost, amortized over such reasonable period as Landlord shall determine, and all other costs which can properly be considered operating expenses incurred in the management, maintenance and operation of the Building.

     The Operating Costs shall be determined for each calendar year. If the Operating Costs for any calendar year exceed the Base Operating Cost, Tenant's rent for said calendar year shall be increased by an amount equal to Tenant's "Proportionate Share" (as hereinafter defined) of such excess which increased rental for such calendar year Tenant agrees to pay to Landlord in accordance with the statements rendered.

     Each calendar year Landlord may elect to require that the rental be adjusted for that year effective January 1 on the basis of Landlord's estimates of increases or decreases in Operating Costs, which adjusted rental Tenant agrees to pay in accordance with the statements rendered. A final adjustment of the rental for each calendar year shall be made the following year based upon the final Operating Costs, determined as herein provided and examined by Landlord's regularly employed accountants. Appropriate fair adjustments shall be made for costs which vary with occupancy and where tenants pay costs that in other leases are paid by Landlord. In no event, however, shall Tenant's rent be less than the Base Rent specified above.

     Tenant hereby agrees to pay, as additional rent, Tenant's Proportionate Share of any Rent and Personal Property taxes (as hereinafter defined) assessed or levied for any tax year (the "Tax Year") or portion thereof occurring during the term of this Lease in excess of the base taxes. If the Rent and Personal Property taxes for any Tax Year are lower than the Base Taxes, Tenant shall not be entitled to any refund whatsoever.

      After landlord has received the tax bill(s) for each tax year, landlord shall furnish tenant with a written statement of the amount due as tenant's proportionate share of real and personal property taxes in excess of the base year taxes, and within thirty (30) days of the date of such statement, tenant shall pay the amount due in one lump sum. Alternatively, Landlord shall have the right to estimate Tenant's Proportionate Share of Real and Personal Property taxes in excess of the Base Year Taxes, which sums Tenant agrees to pay in accordance with the statements rendered, in which event a final annual adjustment shall be made based upon the Real and Personal Property taxes actually assessed or levied. The failure of Landlord to send Tenant any such statement shall not constitute a waiver by Landlord of its right to require Tenant to pay its Proportionate Share of such excess. Any fractional Tax Year in the first or final year of the Lease term shall be treated proportionately on a three hundred sixty (360) day year basis.

      For the purposes of this Paragraph V, Rental, Definitions, the following terms shall have the following meanings:

      1. "Tax Year" shall mean the twelve (12) month period employed for real and personal property taxation purposes by each of the taxing authorities in the State of Arizona.

      2. "Real and Personal Property taxes" shall mean and include a) all real property taxes and personal property taxes, charges and general and special assessments which are levied or assessed upon or with respect to the Building, and any improvements, fixtures, and equipment and all other personal property of Landlord located on, in or about the Building and/or used in connection with the operation thereof and b) all taxes which shall be levied or assessed in addition to or in lieu of such real or personal property taxes, but shall not include any net income, franchise, capital stock, estate or inheritance taxes.

      3. Tenant's "Proportionate Share" shall mean the ratio, expressed as a percentage, of the rentable area of the Leased Premises to the rentable area of the Building, which the parties hereby stipulate to be six and sixty five hundredths percent (6.65%).

      4. As used in this Lease, the term "Building" includes the building and/or buildings and adjoining parking areas, if any, and the land and/or air space which is the site and grounds for such buildings and parking areas, regardless of the name under which such buildings may be known.

      5. As used in this Lease, the term "Prime Rate" shall mean the sum of (a) that rate of interest, charged by the Bank One, a national banking association (or any successor to the business of such bank), and announced by such bank, from time to time, as its "prime rate," and (b) two (2) percentage points above the annual rate of interest specified in clause "(a)" immediately hereinabove.

      6. "Base Taxes" shall be the Real and Personal Property taxes assessed or levied for the calendar year in which the Commencement Date occurs.

VII.  INITIAL CONSTRUCTION -- See Addendum

VIII. REPAIRS AND ALTERATIONS

     Landlord agrees to make all necessary repairs to the exterior walls, exterior doors, windows and corridors of the Building. Landlord agrees to keep the Building in a clean, neat and attractive condition. Landlord agrees to keep all building standard equipment such as elevators, plumbing, heating, air conditioning and similar equipment in good repair, but Landlord shall not be liable or responsible for breakdowns or temporary interruptions in service when reasonable efforts are used to restore service.

      Tenant agrees that it will pay for the cost of all repairs to the Leased Premises not required above to be made by Landlord and be responsible for all redecorating, remodeling, alteration and painting required by it during the term of this Lease. Tenant shall pay for any repairs to the Leased Premises, or the Building, made necessary by any negligence or carelessness of Tenant, its agents employees contractors or invitees. Tenant agrees to maintain the Leased Premises in a clean, neat and sanitary condition.

     Tenant may place partitions and fixtures and make improvements and other alterations in the interior of the Leased Premises at Tenant's expense, provided, however, that prior to commencing any such work Tenant shall first obtain the written consent of Landlord to the proposed work and Landlord shall have the right to review and approve all plans. Landlord may require that said work be done by Landlord's own employees or under Landlord's direction but at the expense of Tenant, and Landlord may, as a condition to consenting to such work, require that Tenant give security that the Leased Premises will be completed free and clear of liens and in a manner satisfactory to Landlord. Notwithstanding the foregoing, any such improvements or alterations by Tenant shall conform to and be in substantial accordance in quality and appearance with the quality and appearance of the improvements in the remainder of the Building. Any such improvements shall become the property of Landlord upon expiration or sooner termination of this Lease. Tenant shall remove any movable furniture and equipment upon termination of this Lease and shall deliver the Leased Premises to Landlord in as good condition as received, broom clean, normal wear and tear excepted. In the event Tenant receives consent of the Landlord and uses Tenant's own contractor for any such improvements then Tenant must provide Landlord with contractor's evidence of workers compensation and liability insurance in amounts sufficient to Landlord and shall have acquired the necessary building permits prior to commencing any such construction.

IX.  FIRE OR CASUALTY INSURANCE

     In the event that the Leased Premises covered by the usual form of fire and extended coverage insurance are wholly or partially destroyed by fire or other casualty rendering them untenantable, Landlord shall, to the extent of insurance proceeds actually received by Landlord, rebuild, repair or restore the Leased Premises to substantially the same condition as when the same were furnished to Tenant and this Lease shall remain in effect during such period. In the event of total destruction, rent shall abate during the period of reconstruction, and in the event of partial destruction, rent shall abate prorata during the period of reconstruction. In the event, however, that the building containing the Leased Premises is damaged or destroyed to the extent of more than one-third (1/3) of its replacement cost, Landlord may elect to terminate this Lease.

     Tenant shall be responsible for and shall provide Tenant's own insurance coverage, and supply Landlord with evidence of such coverage with respect to any furniture, fixtures, improvements, betterments, equipment, and personal property belonging to Tenant and placed by Tenant in or upon the Leased Premises. Tenant agrees and warrants to Landlord that any fire insurance policy, extended coverage policy, casualty and loss policy, or other policy or politics carried by Tenant in connection with this Lease or the Leased Premises and/or insuring Tenant's property or effects located in or upon the Leased Premises shall each contain a provision whereby the insurance carrier waives any right of subrogation against the Landlord.

     Provided Landlord can obtain such waiver of subrogation rights with regard to policies of fire or casualty insurance obtained by Landlord with regard to the Building, Landlord hereby releases and waives any and all rights of subrogation against Tenant which, in the absence of this release and waiver, would arise in favor of any insurance company insuring Landlord against loss by fire, extended coverage casualty and loss of any other type, resulting from damage to or destruction of the building of which the Leased Premises form a part or any portion thereof or in damage in or destruction of the property of Landlord in the Building. Landlord shall not be required to obtain such insurance policies except through insurance companies satisfactory to the Landlord and the holder of any mortgage covering the Leased Premises.

X.   USE OF LEASED PREMISES

     The Leased Premises are leased to Tenant for the sole purpose of general offices and for no other purpose whatsoever. Tenant agrees that it will use the Leased Premises in such manner as to not interfere with or infringe upon the rights of other tenants in the Building. Tenant agrees to comply with all applicable Laws, ordinances and regulations ("Laws") in connection with its use of and/or transfer of any interest in the Leased Premises and in performing all repairs, remodeling and alterations to the Leased Premises, including all Environmental Laws and obtaining all necessary permits, licenses or other authorizations required pursuant to such Laws. Tenant shall supply all documentation regarding compliance with the Laws, including written documentation by the appropriate governmental authority evidencing compliance with all such Laws.

XI.  SIGNS

     Landlord shall retain absolute control over the exterior appearance of the Building and the exterior appearance of the Leased Premises as viewed from the public halls. Tenant will not install, or permit to be installed, any drapes, shutters, signs, lettering, advertising, or any items that will in any way alter the exterior appearance of the Building or the exterior appearance of the Leased Premises as viewed from the public halls or exterior of the Building.

XII. CONFIDENCE REPOSED IN TENANT AND TENANT'S REPRESENTATIONS AND WARRANTIES

     It is agreed that one of the conditions inducing Landlord to make this Lease is the personal confidence reposed by it in Tenant, combined with the belief that Tenant will be a tenant and occupant satisfactory to Landlord and the other occupants of the Building. Should Tenant vacate or abandon the Leased Premises during the term hereof, Landlord, at Landlord's discretion, shall have the right to cancel and terminate this Lease without obligation to Tenant.

     Tenant represents and warrants as follows:

     A. Tenant has never been in violation of or investigated for violation of any Environmental Laws.
     B. Tenant will not engage in any activity involving Hazardous Substances or which could create an Environmental Condition on the Leased Premises or permit any third party to do so, without Landlord's written consent.
     C. Tenant will immediately notify Landlord of (i) any investigation, proceeding, notice or claim regarding a violation of any Environmental Law relating to the Leased Premises or other premises which Tenant occupies, an Environmental Condition on the Leased Premises, or a Release of Hazardous Substances on the Leased Premises, (ii) any submissions or notifications made by Tenant to governmental authorities or others concerning Environmental Conditions or Hazardous Substances on the Leased Premises, and (iii) the existence of any Hazardous Substances or Environmental Conditions on or about the Leased Premises or on property adjoining or in the vicinity of the Leased Premises that may be in violation of an Environmental Law (regardless of whether Tenant is responsible for its existence). Tenant will take all appropriate response actions in the event of an occurrence of an Environmental Condition on the Leased Premises and shall resolve all environmental problems to the satisfaction of Landlord. In the event of any investigation, notice of violation or other action taken by a governmental agency or private person relating in any way to Tenant's occupancy and use of the Leased Premises, Tenant shall be solely responsible for complying with all legal requirements, including cleanup of the Leased Premises, and requirements imposed by the governmental authority. Tenant shall not, however take any remedial action in response to the presence of any Hazardous Substance or Environmental Condition, nor enter into any settlement agreement, consent decree or other compromise without first notifying Landlord and affording Landlord ample opportunity to appear, intervene, or otherwise appropriately assert and protect Landlord's interests.

     D. Tenant will provide Landlord with an environmental audit at the end of each Lease year, detailing the use, management and disposal of any Hazardous Substances on the Leased Premises with the Environmental Laws.

     As used in this Lease, the following terms shall have the meanings specified below:

     E. "Environmental Law(s)" shall mean any federal, state or local law, including statutes, ordinances, rules, common law and guidelines, now in effect or hereinafter enacted, pertaining to health, industrial hygiene, or the environment, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Superfund Amendments and Reauthorization Act, the Clear Air Act, the Federal Water Pollution Control Act, the Safe Drinking Water Act, and the Solid Waste Disposal Act.

     F. "Hazardous Substances" shall mean any material, waste, or substance which may or could pose risk of injury or threat to health or the environment and any substance that is or becomes regulated by any federal, state or local law.

     G. "Environmental Condition" shall mean any condition with respect to soil, air, surface or groundwater which could require remedial action and/or may result in claims, demands, and/or liabilities by or to third parties, including without limitation, governmental entities.

     H. "Release" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping.

        Tenant's failure to perform or observe any of the above representations and warranties shall constitute a breach of the Lease and shall entitle Landlord to pursue any and all remedies allowed by law or at equity, including without limitation canceling and terminating the Lease and imposing a rent surcharge.

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
XIII.  ASSIGNMENT AND SUBLETTING

       A. Tenant for itself, its heirs, distributees, successors and assigns, expressly covenants that it shall not, by operation of law or otherwise, assign, sublet, mortgage or encumber all or any part of this Lease or the Leased Premises, including environmental liens in favor of a governmental entity, or permit the Leased Premises to be used by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Any attempt by the Tenant to do any of the foregoing shall be null, void and of no force or effect whatsoever. The consent by Landlord to any assignment, sublet, mortgage or encumbrance or use of all or any part of the Leased premises by others, shall not constitute a waiver of Landlord's right to withhold its consent to any other assignment, sublet, mortgage, or encumbrance or use of all or any part of the Leased Premises by others. Without the prior written consent of Landlord, this Lease and the interest of Tenant therein or any assignee of Tenant therein, shall not pass by operation of law, and shall not be subject to garnishment or sale under execution in any lawsuit or proceeding which may be brought against or by Tenant or any sublessee or assignee of Tenant.

       B. If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or any part of the Leased Premises, Tenant shall submit to
Landlord: (1) the name of the proposed assignee or subtenant, (2) the terms of the proposed assignment or subletting, (3) the nature of the proposed subtenant's or assignee's business; and (4) such information as to such subtenant's or assignee's financial responsibility and general reputation as Landlord may require.

       C. Upon the receipt of the request pursuant to Paragraph XIII(B) hereinabove and information from Tenant, Landlord shall have the option, at Landlord's discretion, to be exercised in writing within thirty (30) days after such receipt, to either (1) cancel and terminate this Lease, if the request is to assign or sublet all of the Lease and/or the Leased Premises or, if the request is to sublet or assign a portion of the Lease and/or the Leased Premises, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such option; (2) to grant said request, or (3) deny said request if Landlord finds such proposed subtenant or assignee unacceptable.

       D. In the event Landlord shall elect to cancel and terminate this Lease, Tenant shall surrender possession of the Leased Premises, or the portion of the Leased Premises which is the subject of the request, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Leased Premises. If the lease shall be canceled as to a portion of the Leased Premises only, the rent and other charges payable by Tenant hereunder shall be reduced proportionately according to the ratio that the number of rentable square feet in the portion of space surrendered bears to the rentable square feet of space at the initial Leased Premises.

       E. In the event that Landlord shall consent to a sublease or assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement satisfactory to Landlord, whereby such assignee or subtenant agrees to perform faithfully and to assume and be bound by all of the terms, covenants, provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. In addition, Tenant agrees that with regard to each such sublease or assignment so consented to by Landlord, Tenant shall not assign or sublet the premises to another existing tenant in the building housing the Leased Premises. Tenant: (1) will not collect more than one month's rent in advance, (2) will not terminate or cancel such sublease or assignment without Landlord's prior written consent, (3) will be responsible for all the acts and omissions of said sublessees or assignees, (4) will only sublease at the rental which Tenant is then paying to Landlord, (5) shall pay to Landlord promptly, following receipt of the amount of the value of any consideration received by Tenant from any assignment of this lease, (6) An executed copy of each sublease or assignment and assumption of performance by the sublessee or assignee, on Landlord's standard form, shall be delivered to Landlord within five (5) days prior to the commencement of occupancy set forth in such assignment or sublease. No such assignment or sublease shall be binding on landlord until Landlord shall have actually received such copies as required herein.

       F. In no event shall any assignment or subletting to which Landlord may consent, release or relieve Tenant from its obligations to fully perform all of the terms, covenants and conditions of this Lease on its part to be performed.

       G. In the event this Lease is canceled and terminated at Landlord's option as provided hereinabove, neither of the parties shall have any further obligations hereunder, except as may be expressly provided herein and except Tenant shall pay all rents, charges and all other amounts due, as set out in the Lease, to the effective date of such cancellation.

XIV.   EMINENT DOMAIN

       In the event any portion of the Leased Premises is taken from Tenant under eminent domain proceedings, Tenant shall have no right, title or interest in any award made to Landlord for such taking.

XV.    WAIVER AND SEVERABILITY

       The consent of the Landlord in any instance to any variation of the terms of the Lease, or the receipt of rent with knowledge of any breach, shall not be deemed to be a waiver by Landlord as to any breach of any covenant or condition herein contained, nor shall any waiver be claimed as to any provisions of this Lease unless the same be in writing and signed by Landlord. This Lease and any written amendment, exhibits or addenda hereto contain the entire agreement between the parties. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, then the remaining terms and provisions of this Lease and any other application of such term or provision shall not be affected thereby.

XVI.   USE OF COMMON FACILITIES

       All elevators, stairways, halls and areas for the common use of all tenants at the Building shall be open to reasonable use by Tenant, its customers, clients and employees. Tenant and its officers, agents and employees agree to park their motor vehicles only in areas designated from time to time for that purpose or otherwise as permitted in writing by Landlord.

XVII.  SERVICES

       A. Landlord agrees to provide air conditioning, heat, water and electricity for lighting and normal office usage during the customary business hours of the Building as established by Landlord, and to provide janitor services of the type customarily furnished by comparable buildings, which shall consist essentially of a nightly clean-up five (5) days per week, the costs of which shall be includable in Operating Costs hereunder.

       B. Tenant agrees to pay for all utilities and other services and expenses used or incurred by Landlord on Tenant's behalf not specifically provided for above.

XVIII. ENTRY OF LANDLORD

       Landlord reserves the right, without abatement of rent or other charges due hereunder from Tenant, to enter upon or have its agent enter the Leased Premises at reasonable times for the inspection of the same, including environmental assessments and audits, to make necessary repairs, including any actions necessary to remediate, abate or cleanup any Hazardous Substances or Environmental Conditions on the Leased Premises, the cost of which Tenant will be responsible for pursuant to paragraph XXVI below, to post notices of non-responsibility and Landlord reserves the right, during the last six (6) months of the term of this Lease to show the Leased Premises, at reasonable times, to prospective purchasers or tenants.

       Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Leased Premises, and any other loss occasioned by Landlord's entry. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Leased Premises, excluding Tenant's vaults and safes (as the same are permitted by Landlord to be upon the Leased premises), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Leased Premises and any entry into the Leased Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed on deemed to be a forcible or unlawful entry into, or a detainer of, the Leased Premises or an eviction of Tenant from the Leased Premises or any portion thereof.

XX.  SUBORDINATION AND ATTORNMENT

          Landlord reserves the right to place liens and encumbrances on the Leased Premises superior in lien and effect to this Lease. This Lease and any and all renewals, modifications, replacements or extensions thereof, at the option of the Landlord, shall be subject and subordinate to any liens and encumbrances now or hereinafter imposed by Landlord upon the Leased Premises on the Building and Tenant agrees to execute and deliver upon demand (and to cause all sublessees and assignees under Tenant to execute and deliver upon demand) such instruments subordinating this Lease (and all subleases and assignments pursuant to this Lease) to any such lien on encumbrance as shall be required by Landlord.

          In the event Landlord's interest in the Leased Premises is derived from a lease from another party and said Lease should be terminated by the other party, Tenant agrees to attorn (and to cause all sublessees and assignees under Tenant to so attorn) to the other party, its successors and assigns as Landlord on this Lease.

          In the event any proceedings are brought for the foreclosure of any mortgage on the Leased Premises, Tenant will attorn (and Tenant will cause all sublessees and assignees under Tenant to so attorn) to the purchaser at foreclosure sale and recognize the purchaser as the Landlord under this Lease. The purchasers by virtue of such foreclosure shall be deemed to have assumed, as substitute Landlord, the terms and conditions of this Lease until the resale or other disposition of its interest by such purchaser. Such assumption, however, shall not be deemed of itself an acknowledgement by the purchaser of the validity of any then existing claims of Tenant (or the claims of any sublessees or assignees under Tenant) against the prior Landlord.

          Tenant agrees to execute and deliver (and to cause all sublessees and assignees under Tenant to execute and deliver) such further assurance and other documents (including but not limited to a new lease upon the same terms and conditions as this lease) continuing the foregoing as such purchaser may reasonably request. Tenant on behalf of itself and on behalf of all sublessees and assignees under Tenant waives any right of election to terminate this Lease because of any such foreclosure proceedings. Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact to execute (and to deliver to any third party) any documents hereinabove required to be executed by Tenant, for and on behalf of Tenant, if Tenant shall have failed to do so within ten (10) days after the request therefor by Landlord.

XXI.      NOTICES

          Any notices or demands to be given hereunder shall be in writing and shall be given to Landlord and to Landlord's managing agent with regard to the Building, at their respective offices and to Tenant at the Leased Premises, and shall be by registered or certified United States mail, postage prepaid or, at the election of Landlord, hand delivered.

XXII.     DEFAULT

          In the event Tenant fails to pay any rental due hereunder or fails to keep and perform any of the other terms or conditions hereof, time being of the essence, then five (5) days monetary and fifteen (15) days non monetary after written notice of default given to Tenant from Landlord, the Landlord may, if such default has not been contacted, resort to any and all legal remedies on combination or remedies which Landlord may desire to assert including but not limited to one or more of the following: (1) lock the doors to the Leased Premises and exclude Tenant therefrom, (2) retain or take possession of any property on the Leased Premises pursuant to Landlord's statutory lien, (3) enter the Leased Premises and remove all persons and property therefrom, (4) declare this Lease at an end and terminated, (5) sue for the rent due and to become due under this Lease, and for any damages sustained by Landlord, (6) collect, directly from any sublessee or assignee under Tenant all subrents and other charges payable by such sublessees or assignees, Tenant hereby assigning to Landlord such subrents and other charges in the event of a default by Tenant under this Lease, and (7) continue this Lease in effect and relet the Leased Premises on such terms and conditions as Landlord may deem advisable with Tenant remaining liable for the monthly rent plus the reasonably cost of obtaining possession of the Leased Premises and of any repairs and alterations necessary to prepare the Leased Premises for reletting, less the rentals received from such reletting, if any. No action of Landlord shall be construed as an election to terminate this Lease unless written notice of such specific intention be given to Tenant. Tenant agrees to pay as additional rental all attorney's fees and other costs and expenses incurred by Landlord in enforcing any of Tenant's obligations under this Lease whether or not legal action is commenced on judgement obtained. Any amount due from Tenant to Landlord under this Lease which is not paid when due shall bear interest at the "Prime Rate" that is in effect on the date such amount is due, accruing from such date until paid. Furthermore, that rate of interest paid by Tenant on any such amount shall be adjusted as the "Prime Rate" is adjusted.

XXIII.    LATE PAYMENTS.

          Tenant hereby acknowledges that the late payment by Tenant to Landlord of rent or any additional rent or other sums due hereunder will cause Landlord to incur costs not contemplated in this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include but are not limited to processing, administrative and accounting costs.

          Accordingly, if any installment of rent or any additional rent or any other sum due from Tenant shall not be received by Landlord within ten (10) days after written notice of such delinquency, Tenant shall pay to Landlord a late charge equal to three percent (3%) of such overdue amount. The parties hereby agrees that such late charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Neither assessment nor acceptance of such late charge by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted under the Lease. Nothing contained in this paragraph shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, and Tenant shall be deemed in default in the payment of its rent should the same not be paid by the date on which it is due.

XXIV.     BUILDING RULES AND REGULATIONS

          Tenant agrees to abide by all rules and regulations ("currently in the form attached hereto") of the Building Imposed by Landlord. Such rules and regulations are imposed for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Leased Premises and the Building, and as may be necessary for the proper enjoyment of the Building by all Tenants and their clients, customers and employees. The rules and regulations may be changed from time to time upon ten (10) days notice to Tenant provided such rules and regulations do not conflict with any provisions of this lease. Tenant must ???????. Breach of the rules and regulations of the Building shall not be grounds for termination of the Lease unless Tenant continues to breach the same after ten (10) days written notice is given by Landlord. Landlord shall not be responsible to Tenant for nonperformance by any tenant or occupant of the Building of any rules or regulations.

XXV.      LIENS
          Tenant shall keep the Landlord, Leased Premises and building harmless from and against any liens or claims arising out of any work performed, materials furnished or obligations incurred by Tenant, and shall indemnify and hold Landlord harmless against the same, together with all costs of suit and attorney's fees incurred by Landlord in connection therewith.

XXVI.     INDEMNIFICATION OF LANDLORD
          Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord for any injury (including death) or damage to any person or property in or about the Leased Premises by or from any cause whatsoever and Tenant shall indemnify and hold Landlord, its successors, officers and employees harmless from any and all claims, costs, expenses or liability of any kind (including without limitation a decrease in the value of the Leased Premises and reasonable consultants' and attorneys' fees) arising directly or indirectly from: (i) injury (including death) or damage to any person or property whatsoever occurring on or about the Leased Premises, (ii) Hazardous Substances or an Environmental Condition on or about the Leased Premises, or (iii) violations or claims of violations by Tenant of an Environmental Law. This indemnification obligation shall be in addition to any other obligations and liabilities Tenant may have to Landlord at law or equity, and shall survive the term of this Lease and shall not be subject to any other provisions of this Lease that operate to limit Tenant's liability.
          Tenant shall obtain and keep in effect during the term of this Lease a policy of comprehensive liability insurance, including public liability and property damage, with a minimum combined single limit of liability of One Million Dollars ($1,000,000.00). Said policy or policies shall name Landlord and its agents as additional insureds and shall be issued by an insurance company, licensed to do business in the State of Arizona, and acceptable to Landlord. Said policy or policies shall additionally provide that the insurance shall not be canceled or modified unless thirty (30) days prior written notice has been given to Landlord. Tenant shall supply Landlord with a certificate of the insurance which it has obtained prior to its occupation of the Leased Premises. Landlord shall have the right to request Tenant to provide additional insurance or other form of security satisfactory to Lender in the event that Tenant's activities on the Leased Premises involve Hazardous Substances.

XXVII.    TAXES
          Tenant agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all of Tenant's equipment, furniture, fixtures and other personal property located in the Leased Premises.

XXVIII.   HOLDING OVER
          Upon the expiration or earlier termination of this Lease, Tenant shall immediately surrender the Leased Premises to Landlord, such Leased Premises to be broom clean, in good condition and repair, ordinary wear and tear excepted. Upon Tenant's written request and Landlord's approval, Tenant may become a Tenant on a month to month basis if Tenant remains in the premises upon Lease expiration. Tenant shall be responsible for all monetary obligations pursuant to the Lease agreement that existed for the month prior to such expiration, or until Landlord shall adjust the monthly rent with thirty (30) days written notice. If the Tenant or any sublessee or assignee under Tenant holds over after the expiration or earlier termination of this Lease without Landlord's express written consent, Tenant shall be in default hereunder and in addition to all of the rights or remedies available to Landlord, Tenant shall be obligated to pay to Landlord rent at double the rate in effect immediately prior to such holdover with regard to the Leased Premises for the time during which Tenant retains possession, which payment shall not constitute a waiver of any of Landlord's other rights or remedies provided herein.

XXIX.     INSOLVENCY OR BANKRUPTCY
          Either (a) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant; or (b) an assignment by Tenant for the benefit of creditors; or (c) any action taken or suffered by Tenant under any insolvency, bankruptcy or reorganization net, shall constitute a default and breach of this Lease by Tenant. Upon the happening of any such event, Landlord shall have all the rights herein provided in the event of any such default or breach, including without limitation the right, at Landlord's option, to terminate this Lease and enter the Leased Premises and remove all persons and property therefrom. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

XXX.      SALE BY LANDLORD
          In the event of a sale or conveyance by Landlord of the Leased Premises, the Building, or in the building in which the Leased Premises are situated, the same shall operate to release landlord from any further liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. This Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee upon Landlord's request. Tenant shall deliver to such purchaser an offset statement and an estoppel certificate in such form as Landlord may request, and, in the event Tenant fails to deliver said statement and certificate within ten (10) days after demand by Landlord, Tenant hereby constitutes and appoints Landlord as Tenant's attorney-in-fact to execute said statement and certificate. Tenant's failure to deliver an estoppel certificate to Landlord as required herein shall be conclusive evidence against Tenant that this Lease, with any amendments identified by Landlord, is in full force and effect, that there are no uncured defaults by Landlord, that no more than one month's rental has been paid in advance and that Tenant has no claims or offsets against Landlord.

XXXI.     ATTORNEY'S FEES
          In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover its attorney's fees and costs in such action or proceeding. In the event Landlord intervenes in or becomes a party or is made a party to any action or proceeding arising in connection with this Lease in order to protect its rights, then Tenant shall pay to Landlord the fees of Landlord's attorneys therein as fixed by the court.

XXXII.    SURRENDER OF PREMISES
          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies. Tenant agrees that there shall be no value to the leasehold upon termination or cancellation of the Lease under its terms.

XXXIII.   LIMITATION OF LANDLORD'S LIABILITY
          Tenant covenants and agrees that any claims that Tenant may have now or hereafter against Landlord shall be asserted solely against and satisfied only out of Landlord's right, title and interest in the Building and not from any other thing or asset of Landlord. In no event shall any officer, director, employee, agent, shareholder, partner, member or beneficiary of Landlord be personally liable for any of Landlord's obligations hereunder.

XXXIV.    TIME OF THE ESSENCE

          Time is of the respecting Tenant's performance of Tenant's obligations pursuant to and in accordance with this Lease.

XXXV.     BINDING EFFECT

          The covenants and conditions herein contained shall, subject to the provisions restricting Tenant's assignment and subletting, apply to and bind the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

XXXVI.    RECORDATION

          Tenant shall not record this Lease or any short form memorandum thereof without the prior written consent of Landlord, which Landlord may withhold in Landlord's sole, absolute and unfettered discretion.

XXXVII.   NAME OF BUILDING

          Tenant shall not use the name of the Building for any purpose other than as an address of the business to be conducted by Tenant in the Leased Premises.

XXXVIII.  GOVERNING LAW

          This Lease and all the terms and conditions thereof shall be governed by the laws of the State of Arizona.

XXXIX.    DEFINED TERMS AND PARAGRAPH HEADINGS

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The paragraph headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

XXXX.     WAIVER OF TRIAL BY JURY; CONSENT TO JURISDICTION AND VENUE

          EACH PARTY HEREBY WAIVES TRIAL BY JURY IN THE EVENT OF ANY LEGAL PROCEEDING BROUGHT BY THE OTHER IN CONNECTION WITH THIS LEASE. EACH PARTY SHALL BRING ANY ACTION AGAINST THE OTHER IN CONNECTION WITH THIS LEASE IN A FEDERAL OR STATE COURT LOCATED IN MARICOPA COUNTY, ARIZONA; EACH PARTY CONSENTS TO THE JURISDICTION OF SUCH COURTS; AND, EACH PARTY WAIVES TO ANY RIGHT TO HAVE ANY PROCEEDING TRANSFERRED FROM SUCH COURTS ON THE GROUNDS OF IMPROPER VENUE OR INCONVENIENT FORUM.



CSK AUTO, INC., an Arizona corporation
--------------------------------------- ---------------------------------------
          Name of Tenant                             Name of Landlord
                                                     Agent for Advisor

By: /s/ Lon B. Novatt                   By: /s/ Donald B. Mudd
   ------------------------------------    ------------------------------------
   Lon B. Novatt

Its: Senior Vice President              Its: Director
    -----------------------------------      ----------------------------------

Date:   4/20/00                         Date:    4/26/00
     ----------------------------------      ----------------------------------

                             RULES AND REGULATIONS

1. PUBLIC AREA. All public areas of the Building, shall be under the sole and absolute control of Landlord and Landlord shall have the exclusive right to regulate, modify and control these areas.

2. WIRING. When electric wiring of any kind is introduced, it must be connected as directed by the Landlord and no boring or cutting for wires will be allowed except with the written consent of the Landlord. No apparatus, other than normal office machines and equipment of any kind shall be connected with the electric wiring of the Leased Premises and/or the Building without the written consent of the Landlord.

3. INCREASE IN RISK. No tenant shall do anything in the Leased Premises, and/or the Building or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire, or which shall conflict with the regulations of the Fire Department or the fire laws, or with any rules or ordinances established by the Board of Health. No tenant shall use any machinery which may cause any objectionable noise, jar or tremor to the floors or walls, or which, by its weight, might injure the floors of the Building. No tenant shall do anything in the Leased Premises and/or Building which will pose a risk of a Release of a Hazardous Substance or creation of an Environmental Condition on the Leased Premises.

4.   NO AUCTIONS.  No tenant shall conduct any auction on the Leased Premises.

5. MOVING. All freight, furniture, fixtures and equipment must be moved into, within, and out of the Building under the supervision of the Landlord, and according to such regulations as determined by Landlord from time to time.

6. TENANT REQUESTS. The requests of any tenant will be attended to only upon written application at the office of the Building. Employees of Landlord shall not perform any work, nor do anything outside of their regular duties unless special written instructions from the Landlord are first had and obtained and no employee shall admit any person (whether a tenant or otherwise) to any part of the Building without specific instructions from the Landlord or Landlord's agent.

7. KEYS. All keys shall be obtained from the Landlord and all keys shall be returned to the Landlord upon the expiration or earlier termination of this Lease. No tenant shall change the locks, or install other locks, on the doors to the Leased Premises or elsewhere without the written consent of Landlord.

8. LOCKING OF LEASED PREMISES. Each tenant shall see that the windows and doors of the Leased Premises are closed and securely locked before leaving the Leased Premises and that all lights are properly turned off, at the end of each day.

9. NOTICE OF ACCIDENTS. Each tenant shall give Landlord prompt notice of any accident to, or defects in, the Building, the Leased Premises, the plumbing, electric wiring, heating or air conditioning so that the same may be attended to promptly.

10. JANITORIAL SERVICE. All cleaning and janitorial services for the building and the Leased Premises shall be provided exclusively through Landlord.

11. UTILITIES. No tenant shall use any method of heating or air conditioning other than that supplied by Landlord.

12. COOPERATION WITH LANDLORD. Each tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes and other window coverings when the sun's rays fall on the windows of the Leased Premises. No tenant shall tamper with, alter or change the setting of any thermostats or temperature control valves.

13. CONTROL BY LANDLORD. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner act in violation of any of the rules and regulations of the Building.

14. SERVICES. All services to be provided by Landlord as specified shall be subject to schedule change as Landlord shall deem necessary.

15. PASSES. Landlord reserves the right to exclude from the Building at all time, other than the reasonable hours of the generally recognized business day as determined by Landlord, all persons who do not present a pass or other identification acceptable to Landlord.

16. CANVASSING. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent such activities.

17. HAND TRUCKS. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those which are approved by Landlord in writing, and are equipped with rubber tires and side guards.

18. PLUMBING. The toilets, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substance shall be thrown therein. All damage resulting from any misuse of fixtures shall be borne by the tenant who, or whose employees, agents or visitors, shall have caused the same.

19. VEHICLES, COOKING, PETS. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Leased Premises, and/or the Building and, except for any restaurant tenant permitted by Landlord to do so, no cooking shall be done or permitted by any tenant on the Leased Premises and/or the Building except the preparation of coffee, tea, hot chocolate and similar items for the Tenant, its employees and business visitors. No tenant shall cause or permit any unusual or objectionable odors to escape from the Leased Premises.

20. ADVERTISING. No tenant shall engage in advertising which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability.

21. AMENDMENT. Landlord reserves the right at any time to rescind any one or more of these rules and regulations, or to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the safety, care and cleanliness of the Leased Premises, the Building and for the preservation of order therein.

22. HEADINGS. The headings of the Paragraphs of these rules and regulations are for convenience of reference only and shall not limit or define, in any way the terms and provisions hereof.

23. PROHIBITIVE USES. No premises shall be used for manufacturing or for the storage of goods, wares or merchandise except as such storage may be incidental to the use of such premises for general office purposes. No tenant shall occupy or permit any portion of its premises to be occupied for the manufacture or sale of liquor, narcotics, or tobacco in any forms, or as a medical office, or as a barber shop or manicure shop without the prior written consent of Landlord. No tenant shall advertise for laborers giving an address at the Building. No premises shall be used for lodging or sleeping or for illegal purposes.

24. COMBUSTIBLE MATERIALS AND HAZARDOUS SUBSTANCES. No tenant shall use or keep in any premises or at the Building any kerosene, gasoline or inflammable or combustible fluid or material or Hazardous Substances.

25. WINDOW COVERINGS. Tenant shall not place any coverings on the windows without first obtaining Landlord's written consent. The acceptability of any such covering shall be at Landlord's sole discretion.

26. EXTERIOR FURNITURE. Tenant shall not place any furnishings on the balconies or patios of the Building.

DATED this 26th day of April, 2000.

                              Missouri Falls Partners, an Arizona Partnership
                              By: Insignia/ESG, Inc. a Delaware Corporation as Agent
                              -----------------------------------------------
                                                Landlord


                              By: Donald B. Mudd
                              Its: Director


                               RECEIPT BY TENANT

The undersigned Tenant hereby acknowledges receipt of a complete copy of the foregoing rules and regulations:

DATED this 20th day of April, 2000.


                              CSK Auto, Inc., an Arizona corporation
                              --------------------------------------
                                             Tenant


                              By:  /s/ Lon B. Novatt
                              Its: Senior Vice President

                                    ADDENDUM

This shall serve as an Addendum to that Lease dated April 20, 2000 by and between Missouri Falls Partners, an Arizona partnership as Landlord, and CSK Auto, Inc., an Arizona corporation, Tenant, for Suite 450 of the Missouri Falls Building located at 645 East Missouri Ave, but the language contained herein shall prevail if in conflict with any previous language.

1.   RENTAL SCHEDULE
     The first two- (2) months of the lease term the rent shall be free, thereafter it shall be as follows:

     JULY 1, 2000 THRU OCTOBER 31, 2001
     $20,726.67 per month ($20.00 per rentable square foot) plus applicable taxes

     NOVEMBER 1, 2001 THRU OCTOBER 31, 2006 From November 1, 2001 through the end of the lease term, Base Rent per square foot for the Demised Premises shall be adjusted to an amount equal to the Base Rent in effect on October 31, 2001 multiplied by the lesser of (i) 115%, and (ii) the Cumulative CPI Factor for the period from November 1, 1996 through October 31, 2001. There shall be no decrease in the Base Rent as a result of the adjustment contemplated by this paragraph of the Addendum.

     A used herein "Cumulative CPI Factor" shall mean a fraction, the numerator of which is the Current Number and the denominator of which is the Base Number. As used in this definition, the following capitalized terms shall mean: "Base Number" shall mean the Consumer Price Index for All Urban Consumers, United States City Average, All Items (1982-84=100), issued by the Bureau of Labor Statistics of the United States Department of Labor (hereinafter called the "Index") for the month immediately prior to the period in question; and "Current Number" shall mean the latest Index published for the last month of the period in question by the Bureau of Labor Statistics or other governmental agency then publishing the Index (or if the Index is no longer published, the index of consumer prices reasonably deemed by Landlord to be comparable to the Index), after making such adjustments as may be prescribed by the agency publishing the same or as otherwise so deemed to be required to compensate for changes subsequent to January 1, 1984 in the base, items included or method of compilation thereof.

2.   SQUARE FOOTAGE

     Even though the Base Rent and other charges (the "Rent") set forth in this Lease is or may be calculated on a per square foot basis, the parties specifically acknowledge and agree that the amount of Rent which the Tenant is obligated to pay is for the space which it is leasing, regardless of the actual size of that space. (The Tenant acknowledges the Landlord's use of a load factor in the calculation of the square footage.) Therefore, if it is found that the actual square footage of the Demised Premises is more or less than the approximate square footage set forth in this Lease Agreement, the parties specifically understand and agree that the amount of Rent to be paid by the Tenant on a monthly basis shall not be adjusted either upward or downward. Furthermore, the Tenant's proportionate share, as defined in
     Article V, Section 3, shall not be adjusted either upward or downward if it is found that the Demised Premises contain more or less than the approximate square footage set forth in this Lease.

     Furthermore, Tenant agrees that it has no claims regarding rental overcharges under this or any other lease relating to the premises known as 645 E. Missouri Avenue, Phoenix, AZ based on the calculation of square footage available to the tenant and Tenant agrees not to assert any claim based on the calculation of square footage under any existing lease regarding any period before or after the date hereof.

3.   OPERATING EXPENSES
     Landlord's "Base Operating Costs" shall mean the Operating Costs for the calendar year 1995.

4.   PARKING
     In consideration for the making of this Lease, Landlord and Tenant do hereby mutually agree that Landlord shall provide Tenant with twenty-two
     (22) covered, reserved parking spaces and forty-five (45) covered unreserved spaces throughout the term of this lease.

5.   CONSTRUCTION
     Landlord agrees to pay Tenant within sixty (60) days of the full execution of this Lease, a construction allowance in the amount of Five Dollars ($5.00) per rentable square foot or Sixty-Two Thousand One Hundred Eighty and no/100 ($62,180.00) Dollars for improvements to the space.

6.   RIGHT TO LEASE SUITE 350 AND 365
     Landlord shall use its commercially reasonable efforts to relocate the current occupant of Suite 350 and Suite 365 (hereinafter the "Householder Group"), provided however that Landlord shall not be required to pay any money to relocate them. The square footage for Suite 350 and Suite 365 amounts to respectively 2,914 and 1,954 rentable square feet (these two spaces shall hereinafter be referred to as the "Suites".) Once Householder Group has turned possession of the Suites back to the Landlord, Tenant shall within three (3) days thereafter provided that occupancy will be not later than August 31, 2000 provide Landlord with a lease signed by Tenant for the Suites (which shall have been prepared by Landlord) containing the same terms as herein, including without limitation, rental (based on Twenty One and no/100 ($21.00) Dollars per rentable square foot), increases in rent, term (to be contiguous with Tenant's other leases with Landlord), tenant improvement dollars (based on Five and no/100 ($5.00) Dollars per rentable square foot and one (1) month free rent to remodel the suites, and upon receipt of said lease signed by Tenant, Landlord shall sign and deliver a counterpart thereof to Tenant.

     Notwithstanding the foregoing, in the event Landlord fails to provide Tenant with possession of the Suites by August 31, 2000, then Tenant shall have the unilateral right, by providing Landlord with written notice, to terminate any rights and obligations it may have as specifically provided and granted herein by this Paragraph. In addition, Tenant shall be entitled to the same number of parking spaces as provided to the Householder Group in their Lease for the suites.

CSK AUTO INC.,                                       Missouri Falls Partners, an
an Arizona corporation                               Arizona partnership
                                                     By: Insignia/ESG a Delaware
                                                     Corporation as Agent


By: /s/ Lon B. Novatt                                By: /s/ Donald B. Mudd
   -------------------------                            ------------------------
    Lon B. Novatt                                        Donald B. Mudd

Its: Senior Vice President                           Its: Director
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